SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549



                      AMENDMENT TO FORM 8-K

                         CURRENT REPORT



Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
                              1934

 Date of Report (Date of earliest event reported):  July 2, 1998



                    CROWN ENERGY CORPORATION

      Exact name of registrant as specified in its charter



      Utah                   0-19365             87-0368981
  ________________________________________________________________
  State or other           Commission             IRS
   jurisdiction             File No.           Employer ID #
   of incorporation




     215 South State, Suite 550, Salt Lake City, Utah  84111
   _______________________________________________________________
       Address and zip code of principal executive offices



                          801-537-5610
          ____________________________________________________
                  Registrant's telephone number





 Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

     (a)  Financial statements of Acquired Business


INDEPENDENT AUDITORS' REPORT


To the Board of Directors of
  Crown Energy Corporation:

We have audited the accompanying combined balance sheets of Petro Source Asphalt Company (the Company) as of December 31, 1997 and 1996, and the related combined statements of operations and cash flows for each of the three years in the period ended December 31, 1997. These combined financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such combined financial statements referred to above present fairly, in all material respects, the combined financial position of Petro Source Asphalt Company as of December 31, 1997 and 1996, and the combined results of their operations and their cash flows for each of the three years in the period ended December 31, 1997 in conformity with generally accepted accounting principles.


DELOITTE & TOUCHE LLP

Salt Lake City, Utah
August 14, 1998



PETRO SOURCE ASPHALT COMPANY

COMBINED BALANCE SHEETS
DECEMBER 31, 1997 AND 1996 AND JUNE 30, 1998 (UNAUDITED)

                                  June 30,        December 31,
ASSETS                             1998          1997         1996
                                (Unaudited)
CURRENT ASSETS:
Accounts receivable (trade,
net of allowance for doubtful
accounts of $24,000 at
December 31, 1997 and 1996
and at June 30, 1998)       $3,531,452    $6,635,659   $2,813,269
Inventory                    8,915,247     6,248,333    5,890,172
Prepaid expense                12,466       100,939       53,729
                             ___________  __________   __________
  Total current assets       12,459,165   12,984,931    8,757,170

PROPERTY, PLANT,
 AND EQUIPMENT - Net          1,372,870    1,523,690      885,946

OTHER ASSETS - Net             624,017      590,353       70,842
                            __________   ___________   __________
TOTAL                       $14,456,052  $15,098,974   $9,713,958
                            __________   __________    __________
                            __________   _________     __________
LIABILITIES AND NET
  INVESTMENT (DEFICIT)

CURRENT LIABILITIES:
  Accounts payable - trade   $2,327,003   $3,950,733   $2,700,740
  Notes payable               8,933,142    8,058,914    7,996,718
  Accrued liabilities            40,198       24,206       14,974
  Obligations under
  capital leases                 94,036      141,007        5,058
  Deferred tax liability                     168,454       59,315

     Total current             11,394,379   12,343,314    10,776,805
     liabilities               __________   __________    __________

LONG-TERM NOTES PAYABLE         890,915      741,409

LONG-TERM OBLIGATIONS UNDER
  CAPITAL LEASES                258,159      375,665

DEFERRED TAX LIABILITY          311,443      248,913      499,184

COMMITMENTS AND CONTINGENCIES (Note 5)

NET INVESTMENT (DEFICIT) IN PETRO
  SOURCE ASPHALT COMPANY

                              1,601,156    1,389,673    (1,562,031)
                              _________   __________    ___________
TOTAL                       $14,456,052   $15,098,974    $9,713,958
                            __________    ___________    __________
                            _________     ___________    __________

See notes to combined financial statements.




PETRO SOURCE ASPHALT COMPANY

COMBINED STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 AND
FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED)

                     June 30,                    December 31,
                 1998       1997          1997         1996          1995
             (Unaudited) (Unaudited)

REVENUES -   $14,181,943  $15,928,122  $38,793,874  $27,425,673  $19,161,208
Sales

COST OF       13,478,626   15,959,292   37,573,741   27,198,014   20,107,717
SALES         __________   __________   __________   __________   __________

GROSS            703,317      (31,170)   1,220,133      227,659     (946,509)
PROFIT (LOSS)

SELLING,         759,407      894,626    1,607,373    1,100,795     955,518
GENERAL AND   __________     _________   _________    _________     ________

ADMINISTRATIVE

OPERATING LOSS   (56,090)     (925,796)   (387,240)   (873,136)   (1,902,027)

INTEREST EXPENSE 428,704       388,685     781,219     503,473       353,665
                 _______      _________    _______    _________      _______
LOSS BEFORE     (484,794)   (1,314,481) (1,168,459)  (1,376,609)  (2,255,692)
INCOME TAXES    _________   ___________ ___________  ___________  __________

INCOME TAX BENEFIT:
  Current       (101,314)      (70,566)   (141,131)     (56,428)     (17,711)
  Deferred       (82,907)     (428,937)   (302,883)    (466,683)    (839,452)
                 _________    _________   _________   __________   __________
Total income    (184,221)     (499,503)   (444,014)    (523,111)    (857,163)
tax benefit     _________     _________   _________    _________    _________

NET LOSS       $(300,573)    $(814,978)  $(724,445)   $(853,498)  $(1,398,529)
              ___________   ___________  ___________  __________  ____________
              ___________   ___________  ___________  __________  ___________

See notes to combined financial statements.



PETRO SOURCE ASPHALT COMPANY

COMBINED STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995
FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED)

                    June 30,               December 31,
                1998         1997       1997         1996        1995
            (Unaudited)   (Unaudited)
CASH FLOWS
FROM
OPERATING
 ACTIVITIES:
 Net loss     $(300,573)  $(814,978)  $(724,445)  $(853,498)  $(1,398,529)

 Adjustments
 to reconcile
 net loss to
 net cash
 used in
 operating
 activities:

Depreciation   150,820      80,875     241,370     128,889        67,722
    Deferred  (82,907)    (428,937)     (302,883)   (466,683)    (839,452)
    income taxes

 Changes in
 operating
 assets and
 liabilities:

   Accounts   3,104,207   (2,461,342)   (3,822,390)   2,606,621    (890,863)
  receivable
  Inventory (2,666,914)  (4,200,266)     (358,161)  (3,234,540)    185,800
  Prepaid       88,473       (7,684)      (47,210)     (41,888)      7,381
  expenses
  Other        (33,664)         200       (519,512)      26,172    (97,014)
  assets
  Accounts  (1,623,730)     817,293       1,249,993     801,309     721,076
  payable
  Accrued      15,992       83,809           9,232     (10,429)     (4,802)
  liabilities ________     ________        ________   _________     _______

  Net cash   (1,348,296)  (6,931,030)    (4,274,006) (1,044,047)  (2,248,681)
  used in    ___________  ___________    ___________  __________  ___________
  operating
  activities

CASH FLOWS FROM INVESTING
  ACTIVITIES   (23,017)                  (879,114)     (439,931)    (213,846)
  Additions to ________                  __________    ________     _________
  property,
  plant, and equipment

CASH FLOWS FROM FINANCING
  ACTIVITIES:
  Increase     512,056    5,870,621     4,388,697    (2,793,656)   1,030,051
  (decrease)
  in net
  investment
  Principal  (164,477)     (19,591)     (39,182)
  paid on
  obligations
  under
  capital leases
  Proceeds   1,023,734   1,080,000      803,605      4,277,634    1,432,476
  from note  _________   _________     _________     __________   _________
  payable

  Net cash   1,371,313  6,931,030     5,153,120      1,483,978    2,462,527
  provided  __________  _________    ___________     _________    _________
  by financing
  activities

CHANGE IN      NONE       NONE          NONE           NONE        NONE
CASH
AND CASH
EQUIVALENTS

CASH AND       NONE      NONE           NONE          NONE        NONE
CASH         _______   _______        ________      _______      _______
EQUIVALENTS
AT
THE BEGINNING
OF THE PERIOD

CASH AND       NONE      NONE           NONE          NONE        NONE
CASH          _____    ______          ______       _______      ______
EQUIVALENTS   _____   _______          ______       _______      _______
AT THE END
OF PERIOD

SUPPLEMENTAL
DISCLOSURE OF
CASH FLOW INFORMATION -
Interest                             $797,757     $488,192    $ 350,050
paid                                 ________     ________    _________
                                     ________     _______     _________

See notes to combined financial statements.


PETRO SOURCE ASPHALT COMPANY

NOTES TO COMBINED FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 1997, 1996, AND 1995 AND
FOR THE SIX MONTHS ENDED JUNE 30, 1998 AND 1997 (UNAUDITED)


1. ORGANIZATION AND BUSINESS

   Basis of Presentation - The accompanying combined financial statements present, on a historical cost basis, the assets, liabilities, revenues, and expenses related to Petro Source Asphalt Company (the Company) to be included in the sale to Crown Asphalt Distribution LLC (Crown), which is a subsidiary of Crown Energy Corporation, discussed below. The Company is owned by Petro Source Corporation (PSC). The Company consists of the following: certain asphalt production and storage facilities located in the states of Arizona, Colorado, Nevada, and Utah, certain asphalt related intellectual property rights, and certain contract rights to purchase and market asphalt from unaffiliated refineries located in California and the countries of Trinidad and Tobago. All significant intercompany accounts and transactions have been eliminated.

   Description of the Company's Business - The Company operates primarily as a refiner/seller of asphalt and other petroleum products in the western United States.

   Sale of Petro Source Asphalt Company to Crown Asphalt
   Distribution LLC - On July 2, 1998, an agreement was signed between PSC and Crown with respect to the principle terms and conditions under which Crown acquired the assets of the Company for $14,297,932.

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

   Use of Estimates in Preparing Financial Statements - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

   Goodwill - Goodwill is stated at cost and is being amortized using the straight-line method over its estimated life of 15 years.

   Revenue Recognition - Revenues are recognized when the related product is shipped.

   Concentration of Credit Risk - Financial instruments which subject the Company to concentration of credit risk consist principally of trade receivables. The Company's policy is to evaluate, prior to shipment, each customer's financial condition and determine the amount of open line credit to be extended. It is also the Company's policy to obtain adequate letters of credit or other acceptable security as collateral for amounts in excess of the open line.

   At December 31, 1997, trade receivables were predominantly from customers in the states of Arizona, Colorado, Nevada, Utah, and California. The trade receivables were from manufacturing, construction, and trading companies. The Company had no customers accounting for 10% or more of total sales. However, as of December 31, 1997, approximately $2.8 million of the $6.6 million balance in trade receivables was due from a single customer.

   Inventory - Inventories consist principally of hydrocarbons and chemical supplies which are valued at the lower of cost (first-in first-out) or market.

   Property, Plant, and Equipment - Property, plant, and equipment include asphalt storage and other equipment, as well as computer equipment, furniture, and fixtures. Such items are stated at cost when purchased. Assets acquired under capital leases are recorded at the present value of the lease payments.

   Depreciation of property, plant, and equipment and amortization of capital leases are computed using the straight-line method of accounting over estimated useful lives as follows:

     Buildings and improvements                    30 years
     Equipment                                      5 years
     Vehicles                                     3-5 years
     Computer equipment                             3 years
     Furniture and fixtures                         3 years

   Carrying Value of Long-Term Assets - The Company evaluates the carrying value of long-term assets based upon current and anticipated undiscounted cash flows, and recognizes an impairment when such estimated cash flows will be less than the carrying value of the asset. Measurement of the amount of impairment, if any, is based upon the difference between carrying value and fair value.

   Income Taxes - The Company uses the asset and liability method of accounting for income taxes. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial and tax reporting purposes. During 1997, 1996, and 1995, the Company's operations were included in consolidated income tax returns of PSC. PSC's intercompany tax allocation policy provides for each subsidiary to calculate their own provision on a "separate return basis." Amounts due to or receivable from PSC are settled through intercompany accounts.

   Recently Issued Financial Accounting Standards - In June 1997, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 130, Reporting Comprehensive Income. SFAS No. 130 establishes standards for the reporting and display of comprehensive income and its components (revenues, expenses, gains, and losses) in a full set of general purpose financial statements. This statement requires that an enterprise classify items of other comprehensive income by their nature in a financial statement and display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in-capital in the equity section and financial position. SFAS No. 130 is effective for fiscal years beginning after December 15, 1997. The impact of SFAS No. 130 on the Company is not expected to be material in relation to the combined financial statements, as there were no comprehensive income items.

   In June 1997, the FASB issued SFAS No. 131, Disclosure About Segments of an Enterprise and Related Information. SFAS No. 131 established standards for the way that public business enterprises report information about operating segments in annual financial statements and requires that those enterprises report selected information about operating segments in interim financial reports issued to shareholders. It also establishes standards for related disclosure about products and services, geographic areas, and major customers. SFAS No. 131 is effective January 1, 1998. The Company does not expect the impact of SFAS No. 131 to be material in relation to its financial statements.

   In February 1998, the FASB issued SFAS No. 132, Employer's Disclosures about Pensions and Other Postretirement Benefits. SFAS No. 132 does not change the measurement or recognition of pension and other postretirement benefit plans. It standardizes the disclosure requirements for those plans, requires additional information on changes in the benefit obligations and fair values of plan assets that will facilitate financial analysis, and eliminates certain disclosures. SFAS No. 132 is effective for fiscal years beginning after December 15, 1997.

   In June 1998, the FASB issued SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities, which supersedes SFAS No. 80, Accounting for Futures Contracts, SFAS No. 105, Disclosure of Information About Financial Instruments with Off-Balance-sheet Risk and Financial Instruments with Concentration of Credit Risk, and SFAS No. 119, Disclosure about Derivative Financial Instruments and Fair Value of Financial Instruments, and also amends certain aspects of other SFAS's previously issued. SFAS No. 133 establishes accounting and reporting standards for derivative instruments and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities in the balance sheet and measure those instruments at fair value. SFAS No. 133 is effective for the Company's financial statements for the year ending December 31, 2000. The Company does not expect the impact of SFAS No. 133 to be material in relation to its financial statements.

3. SUPPLEMENTARY BALANCE SHEET INFORMATION


                                          December 31,
                             1997                           1996

Inventory:
  Finished goods          $5,540,591                     $5,285,610
  Raw materials              707,742                        604,562
                          ___________                    ___________
Total                     $6,248,333                     $5,890,172
                          __________                     ___________
                          __________                     ____________
Property, plant,
and equipment:
Land                         $46,939                        $46,939
Buildings and                840,828                        455,321
improvements
Computer equipment,           36,693                         16,464
furniture, and
fixtures
Tankage and other equipment:
    Owned                    757,283                        726,309
    Acquired under           438,394
    capital lease           ________                       __________
                           2,120,137                      1,245,033
Less accumulated            (596,447)                      (359,087)
depreciation and           __________                     ___________
amortization

Total                     $1,523,690                       $885,946
                          __________                       _________
                          __________                       _________
Other assets:
  Goodwill                  $333,682
  Long-term receivable       203,330
  Deposits and bonds          53,342                        $70,842
                            ________                        ________
Total                       $590,354                        $70,842
                            ________                        ________
                            ________                        ________


4. NOTES PAYABLE

   Notes payable consists of the following at December 31, 1997:


Advances under a collateralized bank credit facility,
  interest at prime plus .25% (8.75% at December 31,
  1997), payable September 1998                           $7,849,583

Note payable, secured by equipment, interest
  at 8%, payable monthly through October 2001
                                                             950,740
                                                            _________
Total                                                      8,800,323
Less current portion                                      (8,058,914)
                                                          ___________
Long-term portion                                           $741,409
                                                           _________
                                                           __________
   Future principal payments required on these obligations are as follows as of December 31, 1997:


Year ending December 31:
  1998                                                 $8,058,914
  1999                                                    235,880
  2000                                                    265,615
  2001                                                    239,914
                                                       ___________
 Total                                                  $8,800,323
                                                       ___________
                                                       ___________


   Bank Credit Facility - As of December 31, 1997, the Company is a co-borrower with Petro Source Corporation on a bank credit facility which provides up to $100,000,000 of collateralized borrowings, subject to borrowing base limitations and which expires September 30, 1998. At December 31, 1997 and 1996, the Company had approximately $7,850,000 and $7,997,000, respectively, in outstanding borrowings under this facility. Outstanding letters of credit are discussed in Note 5. Interest is payable monthly. Interest on base rate loans is computed at the higher of the federal funds rate plus three-fourths percent per annum or the bank's reference rate plus one-fourth percent per annum. Interest on offshore rate loans is computed at one and three-quarters percent per annum plus the bank's inter-bank offer rate (IBOR) divided by [one minus the eurodollar reserve percentage]. Principal is due on demand. The Company's portion of the credit facility is collateralized by a general security interest in the Company's assets. The agreement contains certain guidelines which require, among other things, that the Company maintain certain financial conditions such as minimum net working capital. While the Company does not guarantee the obligations of other co-borrowers, the availability of this credit facility is affected by the activities and financial condition of the affiliates.

5. COMMITMENTS AND CONTINGENCIES

   Lease Commitments - The Company's leasing arrangements consist primarily of premises and equipment leases that are classified as operating leases. Two leases of assets are classified as capital leases as of December 31, 1997. Rental expense for all operating leases for the years ended December 31, 1997 and 1996 was $351,126 and $297,277, respectively.

   Future minimum lease payments under such arrangements are as follows for the years ending December 31:



                                         Operating         Capitalized
                                           Leases            Leases

1998                                      $187,978          $569,061
1999                                       163,877           499,982
2000                                       139,780           385,445
2001                                       104,056           371,284
2002                                        38,440           371,284
Thereafter                                                   713,807
                                                            ________
Total future minimum lease payments         634,131        $2,910,863
Less amounts representing interest         (117,459)
                                           _________
Present value of future minimum lease       516,672
payments
Less current portion                       (141,007)
                                           _________
Long-term portion                          $375,665
                                           ________
                                           ________

   Environmental - The Company is subject to environmental issues which it considers routine for its business activities. In the opinion of management, the ultimate liability to the Company of such issues will not have a material adverse impact on its financial position or results of operations.

   Letters of Credit - The Company has outstanding standby letters of credit totaling $2,624,053 and $604,333 at December 31, 1997 and 1996, respectively. The letters of credit are issued in connection with the credit facility (see Note 4).

6. RELATED PARTY TRANSACTIONS

   During 1997 and 1996, PSC allocated approximately $1,607,373 and $457,642, respectively, of overhead costs to the Company.

7. INCOME TAXES

   The Company has recorded net deferred tax assets and liabilities at December 31, 1997 and 1996 which consisted of the following temporary differences and carryforward items:


                           1997              1996
                                  Long-               Long-
                        Current   Term      Current   Term

Deferred income
tax liabilities:
  Differences between
  tax basis and
  financial reporting
  basis of property
  and equipment                 $(248,913)           $(499,184)
  Other              $(168,454)            $(59,315)
                     __________           ___________
Net                 $(168,454)  $(248,913) $(59,315) $(499,184)
                    __________  __________  ________ __________
                    __________  __________  _______  __________


   The components of income tax benefit for the years ended
   December 31, 1997, 1996, and 1995 are summarized as follows:



                                  1997      1996       1995

Current:
  Federal                     $(129,989)  $(51,973)  $(16,313)
  State                         (11,142)    (4,455)    (1,398)
                               _________  ________   _________
                               (141,131)   (56,428)   (17,711)
                               _________  ________   _________
Deferred:
  Federal                      (278,971)  (429,840)  (773,179)
  State                         (23,912)   (36,843)   (66,273)
                                _________ _________   _________
                               (302,883)  (466,683)  (839,452)

Total                         $(444,014) $(523,111) $(857,163)
                              __________  _________  _________
                              __________  ________   _________


   The provision for income taxes differs from the amounts computed by applying the U.S. corporate income tax statutory rate of 35% for the following reasons:


                                  Year Ended December 31,
                                  1997       1996        1995

U.S. corporate income tax
benefit at statutory rate     $(408,960)  $(481,813)  $(789,492)
of 35%
State income taxes,             (35,054)    (41,298)    (67,671)
net of federal tax             _________    ________    ________
benefit
Income tax                    $(444,014)   $(523,111)  $(857,163)
expense (benefit)             __________   __________  __________
                              __________   __________  __________


8. NET INVESTMENT (DEFICIT)

   The net investment (deficit) of the Company is comprised of the following for each of the three years ended December 31, 1997
   (in thousands):


Balance, January 1, 1995                               $2,453,601

  Net loss                                             (1,398,529)
  Increase in net investment                            1,030,051
                                                        _________
Balance, December 31, 1995                              2,085,123

  Net loss                                               (853,498)
  Decrease in net investment                           (2,793,656)
                                                       ____________
Balance, December 31, 1996                             (1,562,031)

  Net loss                                               (724,445)
  Increase in net investment                             4,388,697
  Other capital transactions                             (712,548)
                                                        ___________
Balance, December 31, 1997                               1,389,673

  Net loss                                               (300,573)
  Increase in net investment                               512,056
                                                         __________
Balance, June 30, 1998 (unaudited)                      $1,601,156
                                                        ____________
                                                        _____________

(b) Pro Forma financial information

                          CROWN ENERGY CORPORATION
                      AND PETRO SOURCE ASPHALT COMPANY
                           PRO FORMA BALANCE SHEET
                                   6/30/98
                                 (UNAUDITED)



                   CROWN     PETRO
                   ENERGY    SOURCE
                  CORPORA   ASPHALT            ELIM.
                   TION      COMPANY(1)       ENTRIES          TOTAL
CASH             $861,376          $0          $730 (5)     $862,106
ACCOUNTS         192,954    3,531,452   (2,006,969)(2)    1,717,437
RECEIVABLE

INVENTORY        294,764    8,915,247      (495,000)(3)    8,715,011

OTHER CURRENT    776,454       12,466       (12,466)(2)    776,454
ASSETS

TOTAL          2,125,548   12,459,165      (2,513,705)      12,071,008
CURRENT
ASSETS

PROPERTY &       183,371    1,372,870       630,705 (3)      2,186,946
EQUIPMENT                                           (5)

EQUITY         4,397,438             0            0          4,397,438
INVESTMENT
IN A LIMITED
LIABILITY CO.


OTHER ASSETS     235,035        624,017      (624,017)(2)    235,035

GOODWILL               0              0      4,701,953(3)    4,701,953
                 ________     _________      ____________    __________

TOTAL ASSETS    $6,941,392     $14,456,052    $2,194,936       $23,592,380
                __________    ____________    __________     ______________
                _________     ____________    __________     ______________

ACCOUNTS           $42,305     $2,327,003      ($70,423)(2)    $2,298,885
PAYABLE
NOTES                    0      8,933,142      (1,791,212)(4)    7,141,930
PAYABLES

ACCRUED                  0         40,198              0            40,198
LIABILITIES
DIVIDENDS          270,986              0              0           270,986
PAYABLE

OBLIGATIONS              0         94,036              0            94,036
UNDER CAPITAL
LEASES

OTHER               53,259              0         908,059 (5)      961,318
CURRENT            _______        ________       ___________       _______
LIABILITIES

TOTAL              366,550      11,394,379       (953,576)       10,807,353
CURRENT
LIABILITIES


LONG TERM                0        890,915      5,109,085 (4)    6,000,000
NOTES PAYABLE                                            (5)

LONG TERM                0        258,159             0           258,159
OBLIGATIONS
UNDER CAPITAL
LEASES

DEFERRED TAX             0        311,443      (311,443) (5)          0
LIIABILITY


MINORITY                 0              0       758,546 (3)       758,546
INTEREST

PREFERRED            2,500              0             0             2,500
STOCK

COMMON             253,370              0             0           253,370
STOCK

CAP.IN          10,695,485              0             0        10,695,485
EXCESS OF
PAR VALUE

COMMON STOCK      (572,058)             0             0          (572,058)
SUBSCRIPTION
RECEIVABLE

PETRO SOURCE
CORPORATION'S
INVESTMENT

(DEFICIT) IN
THE COMPANY            0         1,601,156       (1,601,156)(5)        0

RETAINED        (3,804,455)              0         (806,520)(16) (4,610,975)
EARNINGS       _____________     __________     ________________ ___________

TOTAL           $6,941,392       $14,456,052      $2,194,936     $23,592,380
LIABILIES     _____________     ____________     ____________   _____________
& EQUITY      _____________     ____________     ____________   _____________



                          CROWN ENERGY CORPORATION
                      AND PETRO SOURCE ASPHALT COMPANY
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED 6/30/1998
                                 (UNAUDITED)



                                       PETRO
                         CROWN         SOURCE
                        ENERGY         ASPHALT     ELIM.
                     CORPORATION       COMPANY     ENTRIES       TOTAL
REVENUE:
OIL AND GAS                 $0             $0         $0          $0
SALES
ASPHALT                186,929        14,181,943       0     14,368,872
SALES                 _________      ___________    ______  ___________

TOTAL                  186,929        14,181,943        0    14,368,872
REVENUE              __________      ___________    ______   ___________
                     __________      ___________    ______   ___________
EXPENSES:

OIL AND GAS                  0              0             0          0
PRODUCTION

COSTS OF SALES         123,140        13,478,626    (150,820)(6)  13,450,946

OPERATING                  816              0             0              816
EXPENSES

SELLING,               250,361           759,407          0        1,009,768
GENERAL AND
ADMINISTRATIVE

DEPRECIATION,            9,651              0          68,445(6)    210,373
DEPLETION,
AND
AMORTIZATION
                                                        132,277
                      ________          ________       ________    _________
TOTAL                  383,968        14,238,033        49,902   14,671,903
EXPENSES              _________       __________       _______   ___________

OPERATING            (197,039)           (56,090)      (49,902)   (303,031)
(LOSS)              ___________       ____________    __________  __________


OTHER INCOME
EXPENSE

INTEREST               78,078              0             0          78,078
AND OTHER
INCOME

INTEREST               (6,873)        (428,704)      209,676 (7)  (225,901)
AND OTHER
EXPENSE

LOSS ON                     0              0             0             0
SALE OF
SUBSIDIARY
                      _________      _________      __________     _________
TOTAL OTHER            71,205        (428,704)       209,676 (7)   (147,823)
INCOME (EXPENSE)      _________      _________       _________     _________

MINORITY                    0              0        (162,510) (9)  (162,510)
INTEREST

(LOSS)                (125,834)        (484,794)       322,284     (288,344)
BEFORE                _________      ___________     _________     _________
INCOME
TAXES

CURRENT TAX                  0        (101,314)       101,314 (8)       0
EXPENSE (BENEFIT)

DEFERRED TAX                 0        (82,907)       (29,557) (8)   (112,464)
EXPENSE (BENEFIT)         ______     __________     ______________  _________


NET (LOSS)           ($125,834)      ($300,573)      $250,527     ($175,880)
                    __________      ____________    _________    __________
                    __________      ____________    ________     ___________

                          CROWN ENERGY CORPORATION
                      AND PETRO SOURCE ASPHALT COMPANY
                      PRO FORMA STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED 6/30/1997
                                 (UNAUDITED)



                         CROWN       PETRO SOURCE
                         ENERGY        ASPHALT      ELIM.         TOTAL
                        CORPORATION     COMPANY     ENTRIES


REVENUE:

OIL AND GAS SALES       $77,496               $0        $0           $77,496

ASPHALT SALES                 0       15,928,122         0        15,928,122
                       _________     ____________      _____      ___________
TOTAL REVENUE            77,496       15,928,122        0        16,005,618
                       _________     ____________      _____     ____________
EXPENSES:

OIL AND GAS              54,653                0         0           54,653
PRODUCTION COSTS

COST OF SALES                 0       15,959,292   (80,875)(10)  15,878,417

OPERATING                     0                0         0                0
EXPENSES

SELLING, GENERAL AND    163,998          894,626         0        1,058,624
ADMINISTRATIVE

DEPRECIATION, DEPLETION  23,817                0     68,445 (10)    224,539
AND AMORTIZATION
                                                         132,277
                         _______       _________       _________    _________
TOTAL EXPENSES             242,468     16,853,918       119,847   17,216,233
                        ___________   ___________      ________   __________
OPERATING (LOSS)          (164,972)      (925,796)     (119,847)  (1,210,615)
                        ___________   ___________     _________  ____________
OTHER INCOME
(EXPENSE):

INTEREST AND                 1,486              0             0         1,486
OTHER INCOME

INTEREST AND             (754,045)      (388,685)      129,347(11) (1,013,383)
OTHER EXPENSE

LOSS ON SALE OF                 0               0              0             0
SUBSIDIARY                  _______      _________     __________   _________

TOTAL OTHER              (752,559)       (388,685)       129,347    (1,011,897)
INCOME (EXPENSE)

MINORITY INTEREST              0               0       (652,491)(9)  (652,491)

(LOSS) BEFORE            (917,531)      (1,314,481)     661,991    (1,570,021)
INCOME TAXES            ___________    ____________    _________   ___________

CURRENT TAX                    0          (70,566)       70,566 (12)        0
EXPENSE (BENEFIT)

DEFERRED TAX             (373,833)       (428,937)      190,462 (12)  (612,308)
EXPENSE (BENEFIT)        __________      _________      ___________   _________

NET (LOSS)              ($543,698)      ($814,978)      $400,963      ($957,713)
                        __________      __________     __________     _________
                        ___________     __________     __________     _________

                          CROWN ENERGY CORPORATION
                      AND PETRO SOURCE ASPHALT COMPANY
                      PRO FORMA STATEMENT OF OPERATIONS
                        FOR THE YEAR ENDED 12/31/1997
                                 (UNAUDITED)



                       CROWN         PETRO SOURCE
                       ENERGY        ASPHALT       ELIM.        TOTAL
                      CORPORATION    COMPANY       ENRIES


REVENUE:

OIL AND GAS SALES      $86,781              $0        $0         $86,781
ASPHALT SALES                0      38,793,874         0      38,793,874
                       ________    ____________      ____     ___________
TOTAL REVENUE           86,781      38,793,874         0      38,880,874
                       _______     ___________       ____     ___________
EXPENSES:

OIL AND GAS             54,653              0          0          54,653
PRODUCTION COSTS

COST OF SALES                0      37,573,741  (241,370)(13) 37,332,371

OPERATING                    0              0          0               0
EXPENSES

SELLING, GENERAL AND   775,544       1,607,373         0       2,382,917
ADMINISTRATIVE
DEPRECIATION,           39,857              0    136,890 (13)    441,301
DEPLTION AND
AMORTIZATION
                                                  264,554
                      _________    ___________   ___________    ________
TOTAL EXPENSES         870,054      39,181,114    160,074     40,211,242
                      ________     ___________   __________   __________
OPERATING (LOSS)      (783,273)       (387,240)  (160,074)   (1,330,587)
                      _________     __________   __________   __________

OTHER INCOME
(EXPENSE):

INTEREST AND            35,451               0          0        35,451
OTHER INCOME

INTEREST AND           (37,280)        (781,219)   170,646(14) (647,853)
OTHER EXPENSE

LOSS ON SALE OF       (801,461)              0           0     (801,461)
SUBSIDIARY            __________      _________    _________   __________

TOTAL OTHER           (803,290)        (781,219)    170,646   (1,413,863)
INCOME (EXPENSE)      __________      __________  __________  ___________

MINORITY INTEREST            0                0    (578,944)(9) (578,944)

(LOSS) BEFORE       (1,586,563)      (1,168,459)    589,516   (2,165,506)
INCOME TAXES        ___________      __________    ________   ___________

CURRENT TAX                  0         (141,131)    141,131(15)        0
EXPENSE (BENEFIT)

DEFERRED TAX         (434,056)         (302,883)   (107,608)(15) (844,547)
EXPENSE (BENEFIT)   ___________     _____________  _____________ _________

NET (LOSS)        ($1,152,507)        ($724,445)   $555,993   ($1,320,959)
                  ____________       ___________   _________  _____________
                  ___________        ___________    _______   _____________

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL
STATEMENTS


(1) The acquisition of the assets of Petro Source Asphalt Company was completed as of July 2, 1998. Pro Forma income statement information is included for the six months ended June 30, 1998 and June 30, 1997 and for the year ended December 31, 1997. Pro Forma balance sheet information is included as of June 30, 1998.

(2) Represents receivables of $2,006,969, other current assets of $12,466, other assets of $624,017, and accounts payable of $70,423 retained by Petro Source Asphalt Company.

(3) Represents adjustments to record fixed assets and inventory acquired from Petro Source Asphalt Company at their estimated fair market values of $2,208,910 (adjusted for proforma effects of depreciation) and $8,420,247, respectively, and to record the resulting goodwill of $4,701,953 (adjusted for the proforma effects of amortization). Also to record the minority interest of $1,500,000 (adjusted for the proforma effects to income). The minority interest represents the investment of MCNIC Pipeline and Processing Company, Crown's joint venture partner, in the joint venture partnership.

(4) To record the notes payable of $6,000,000, long-term, and $7,141,930, short-term, related to the acquisition of Petro Source Asphalt Company.

(5)  Represents various adjustments to write-off Petro
     Source Corporation's investment in the Company, to write-off related Petro Source notes not assumed by Crown and to record other purchase price adjustments to property and equipment, current liabilities and deferred taxes.

(6) To reverse depreciation expense of $150,820 and record an estimated depreciation expense of $68,445 and an estimated amortization expense of $132,277 based on the allocated purchase price.

(7) To reverse interest expense of $428,704 and record an estimated interest expense of $219,028 based on Crown's estimated cost of capital.

(8) To reverse current tax benefit of $101,314 and deferred tax benefit of $82,907 and record an increase in the estimated deferred tax benefit of $112,464.

(9) To record Crown's join venture partner, MCNIC Pipeline and Processing Company's minority interest in the net loss of Petro Source Asphalt Company.

(10) To reverse depreciation expense of $80,875 and record an estimated depreciation expense of $68,445 and an estimated amortization expense of $132,277 based on the allocated purchase price.

(11) To reverse interest expense of $388,685 and record an estimated interest expense of $259,338 based on Crown's estimated cost of capital.

(12) To reverse current tax benefit of $70,566 and deferred tax benefit of $428,937 and record an increase in the estimated deferred tax benefit of $238,475.

(13) To reverse depreciation expense of $241,370 and record an estimated depreciation expense of $136,890 and an estimated amortization expense of $264,554 based on the allocated purchase price.

(14) To reverse interest expense of $781,219 and record an estimated interest expense of $610,573 based on Crown's estimated cost of capital.

(15) To reverse current tax benefit of $141,131 and deferred tax benefit of $302,883 and record an increase in the estimated deferred tax benefit of $410,491.

(16) To adjust retained earnings for the effects of the proforma adjustments on income.


      (c) The following exhibit (without schedules and exhibits) is furnished herewith in accordance with the provisions of Item 601 of Regulation S-K. Registrant agrees to supplementally furnish the Securities and Exchange Commission with a copy of any omitted schedule upon request.

           Exhibit No.          Description

               2.1        Purchase  and Sale Agreement,  dated
                             July 2, 1998  (1)

                     (1) Incorporated by reference from the Company's Report on Form 8-K filed with Commission on or about July
     17, 1998, bearing Commission file number 0-19365.


                           SIGNATURES

  Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              CROWN ENERGY CORPORATION



                              Richard Rawdin
                              Vice President

   DATED:  November 16, 1998